              FIRST AMENDMENT TO REVISED AGREEMENT

     THIS FIRST AMENDMENT TO REVISED AGREEMENT is made this 18th day of January, 1996, by and between Spec's Music, Inc. ("Spec's"), a Florida corporation, and Transition Strategies, Inc. ("TSI").

     WHEREAS, pursuant to a revised agreement dated January 1, 1996 (the "Agreement"), Spec's retained the services of TSI as an independent contractor;

     WHEREAS, Spec's and TSI have determined that there was a typographical error in the Agreement and wish to correct it; and

     WHEREAS, TSI wishes for Jeffrey Fletcher ("Fletcher"), the officer of TSI assigned to perform TSI's obligations under the Agreement, to receive the stock options referenced in the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement, and for other valuable consideration acknowledged by each party to be satisfactory, the parties hereto agree as follows:

     1. Section 6(a) of the Agreement, "Grant of Options," is hereby amended by deleting the first sentence in such section and replacing it with the following sentence:

          Spec's shall grant to Fletcher options (the "Options") to purchase, in accordance with and subject to the terms and conditions of this Section, which shall be deemed to be an employee benefit plan for security law purposes, the sum of 208,000 shares of its common stock, par value $.01 per share (the "Shares") at the per Share exercise price of $1.3125.

     2. All references to "TSI" in Section 6 of the Agreement shall be changed to "Fletcher."

     IN WITNESS WHEREOF, each party has executed this First Amendment to Agreement on the date first above written.


                                   TRANSITION STRATEGIES, INC.


                                   By:   /s/ Fletcher
                                   ------------------------------
                                      Jeffrey Fletcher, President


                                   SPEC'S MUSIC, INC.


                                   By:   /s/ Ann Lieff, President
                                   ------------------------------
                                       Ann Lieff, President